Morgan Stanley Insight Fund

Portfolio of Investments • August 31, 2019 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.7%)
	Biotechnology (0.7%)
128,057	Alnylam Pharmaceuticals, Inc. (a)	$10,332,919
405,879	Moderna, Inc. (a)	6,384,477
		16,717,396
	Chemicals (5.1%)
572,680	Ecolab, Inc.	118,149,611

	Entertainment (11.4%)
159,041	Netflix, Inc. (a)	46,718,294
749,002	Spotify Technology SA (a)	101,077,820
837,041	Walt Disney Co. (The)	114,892,247
		262,688,361
	Health Care Equipment & Supplies (7.0%)
283,703	DexCom, Inc. (a)	48,686,272
222,281	Intuitive Surgical, Inc. (a)	113,661,167
		162,347,439
	Health Care Providers & Services (2.2%)
638,602	Covetrus, Inc. (a)	8,487,021
476,213	Guardant Health, Inc. (a)	41,682,924
		50,169,945
	Health Care Technology (5.6%)
10,234	Agilon Health Topco, Inc. (a)(b)(c)(d) (acquisition cost - $3,870,089; acquired 11/07/18)	3,966,084
924,474	Inspire Medical Systems, Inc. (a)	64,260,188
378,048	Veeva Systems, Inc., Class A (a)	60,631,338
		128,857,610
	Household Durables (2.9%)
443,350	Roku, Inc. (a)	67,105,456

	Information Technology Services (13.6%)
45,717	Adyen N.V. (a)	33,101,573
422,068	MongoDB, Inc. (a)	64,285,177
266,483	Okta, Inc. (a)	33,710,099
185,477	Shopify, Inc., Class A (a)	71,480,981
457,720	Square, Inc., Class A (a)	28,305,405
642,651	Twilio, Inc., Class A (a)	83,846,676
		314,729,911
	Interactive Media & Services (9.5%)
1,047,438	Pinterest, Inc., Class A (a)	36,052,816
2,097,545	Snap, Inc., Class A (a)	33,204,137
2,891,233	Twitter, Inc. (a)	123,311,088
796,538	Zillow Group, Inc., Class C (a)	27,424,803
		219,992,844
	Internet & Direct Marketing Retail (12.5%)
79,551	Amazon.com, Inc. (a)	141,305,646
592,326	Chewy, Inc., Class A (a)	19,546,758
1,962,939	Farfetch Ltd., Class A (a)	19,197,543
94,891	MercadoLibre, Inc. (a)	56,422,189
1,582,526	Overstock.com, Inc. (a)(e)	24,893,134
238,895	Wayfair, Inc., Class A (a)	26,933,022
		288,298,292
	Life Sciences Tools & Services (6.9%)
342,941	Illumina, Inc. (a)	96,483,021
2,518,692	NanoString Technologies, Inc. (a)	64,176,272
		160,659,293

	Road & Rail (5.8%)
1,716,536	Uber Technologies, Inc. (a)(e)	55,907,577
77,181	Uber Technologies, Inc. (a)(f) (acquisition cost - $3,764,289; acquired 12/03/15)	2,425,803
475,728	Union Pacific Corp.	77,048,907
		135,382,287
	Software (12.5%)
722,202	Avalara, Inc. (a)	60,910,516
441,288	Coupa Software, Inc. (a)	61,308,142
2,736,044	Slack Technologies, Inc., Class A (a)	78,360,300
1,136,023	Smartsheet, Inc., Class A (a)	55,210,718
140,123	Trade Desk, Inc. (The), Class A (a)	34,438,030
		290,227,706
	Total Common Stocks (Cost $2,038,505,206)	2,215,326,151

	Preferred Stocks (1.0%)
	Electronic Equipment, Instruments & Components (0.1%)
82,075	Magic Leap, Series C (a)(b)(c)(d) (acquisition cost - $1,890,434; acquired 12/22/15)	2,216,025
	Internet & Direct Marketing Retail (0.3%)
58,155	Airbnb, Inc., Series D (a)(b)(c)(d) (acquisition cost - $2,367,666; acquired 04/16/14)	7,439,769
	Life Sciences Tools & Services (0.6%)
901,243	10X Genomics, Inc., Series B (a)(b)(c)(d) (acquisition cost - $2,947,065; acquired 12/19/14)	12,599,377
	Software (0.0%)
197,427	Lookout, Inc., Series F (a)(b)(c)(d) (acquisition cost - $2,255,228; acquired 06/17/14)	489,619
	Total Preferred Stocks (Cost $9,460,393)	22,744,790

NUMBER OF SHARES (000)
Short-Term Investments (5.0%)

Securities held as Collateral on Loaned Securities (1.9%)
Investment Company (1.6%)
37,160	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (g)	37,160,143

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.3%)
$2,372	Barclays Capital, Inc. (2.13%, dated 08/30/19, due 09/03/19; proceeds $2,372,485; fully collateralized by a U.S. Government obligation; 3.13% due 05/15/48; valued at $2,419,377)	2,371,924
1,977	HSBC Securities USA, Inc. (2.15%, dated 08/30/19, due 09/03/19; proceeds $1,977,076; fully collateralized by a U.S. Government obligation; 0.00% due 08/15/25; valued at $2,016,135)	1,976,603
2,253	Merrill Lynch & Co., Inc. (2.13%, dated 08/30/19, due 09/03/19; proceeds $2,253,861; fully collateralized by U.S. Government obligations; 0.38% due 07/15/27; valued at $2,298,414)	2,253,328
395	Merrill Lynch & Co., Inc. (2.08%, dated 08/30/19, due 09/03/19; proceeds $395,214; fully collateralized by U.S. Government obligations; 0.38% due 07/15/27; valued at $403,029)	395,123
		6,996,978
	Total Securities held as Collateral on Loaned Securities (Cost $44,157,121)	44,157,121

NUMBER OF SHARES (000)
	Investment Company (3.1%)
70,611	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (g) (Cost $70,611,069)	70,611,069
	Total Short-Term Investments (Cost $114,768,190)	114,768,190

Total Investments Excluding Purchased Options (Cost $2,162,733,789)	101.7%	2,352,839,131

Total Purchased Options Outstanding (Cost $3,823,216)	0.1%	2,796,751

Total Investments (Cost $2,166,557,005) (h)(i)	101.8%	2,355,635,882
Liabilities in Excess of Other Assets	(1.8)	(41,068,504)
Net Assets	100.0%	$2,314,567,378

(a)	Non-income producing security.
(b)	Illiquid security.
(c)

Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2019 amounts to $26,710,874 and represents 1.2% of net assets.

(d)

At August 31, 2019, the Fund held fair valued securities valued at $26,710,874, representing 1.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(e)

All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at August 31, 2019, were $43,506,565 and $45,288,332, respectively. The Fund received cash collateral of $44,209,632, of which $44,157,121 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Portfolio of Investments. At August 31, 2019, there was uninvested cash collateral of $52,511, which is not reflected in the Portfolio of Investments. The remaining collateral of $1,078,700 was received in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

(f)

Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At August 31, 2019, this security amounted to $2,425,803, which represents 0.1% of net assets of the Fund.

(g)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended August 31, 2019, advisory fees paid were reduced by $149,600 relating to the Fund’s investment in the Liquidity Funds.

(h)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended August 31, 2019, the Fund did not engage in any cross-trade transactions.

(i)

At August 31, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $344,353,240 and the aggregate gross unrealized depreciation is $155,274,363, resulting in net unrealized appreciation of $189,078,877.

Call Options Purchased:
The Fund had the following call options purchased open at August 31, 2019:

Counterparty	Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount (000)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	USD/CNH	CNH 7.58	Jan-20	189,470,483	189,470	$777,587	$969,925	$(192,338)
Natwest Markets PLC	USD/CNH	CNH 7.85	Jun-20	374,408,904	374,409	1,995,974	1,931,950	64,024
Royal Bank of Scotland	USD/CNH	CNH 8.00	Oct-19	156,690,646	156,691	23,190	921,341	(898,151)
						$2,796,751	$3,823,216	$(1,026,465)

Currency Abbreviations:
CNH	Chinese Yuan Renminbi Offshore.
USD	United States Dollar.

Summary of Investments

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$314,729,911		13.6%
Internet & Direct Marketing Retail	295,738,061		12.8
Software	290,717,325		12.6
Entertainment	262,688,361		11.4
Interactive Media & Services	219,992,844		9.5
Life Sciences Tools & Services	173,258,670		7.5
Health Care Equipment & Supplies	162,347,439		7.0
Road & Rail	135,382,287		5.9
Health Care Technology	128,857,610		5.6
Chemicals	118,149,611		5.1
Investment Company	70,611,069		3.0
Household Durables	67,105,456		2.9
Health Care Providers & Services	50,169,945		2.2
Biotechnology	16,717,396		0.7
Purchased Options	2,796,751		0.1
Electronic Equipment, Instruments & Components	2,216,025		0.1
	$2,311,478,761	+	100.0%

+	Does not reflect the value of securities held as collateral on loaned securities.

Morgan Stanley Insight Fund

Notes to Portfolio of Investments • August 31, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed  (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Biotechnology	$16,717,396	$—	$—	$16,717,396
Chemicals	118,149,611	—	—	118,149,611
Entertainment	262,688,361	—	—	262,688,361
Health Care Equipment & Supplies	162,347,439	—	—	162,347,439
Health Care Providers & Services	50,169,945	—	—	50,169,945
Health Care Technology	124,891,526	—	3,966,084	128,857,610
Household Durables	67,105,456	—	—	67,105,456
Information Technology Services	314,729,911	—	—	314,729,911
Interactive Media & Services	219,992,844	—	—	219,992,844
Internet & Direct Marketing Retail	288,298,292	—	—	288,298,292
Life Sciences Tools & Services	160,659,293	—	—	160,659,293
Road & Rail	132,956,484	2,425,803	—	135,382,287
Software	290,227,706	—	—	290,227,706
Total Common Stocks	2,208,934,264	2,425,803	3,966,084	2,215,326,151
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	2,216,025	2,216,025
Internet & Direct Marketing Retail	—	—	7,439,769	7,439,769
Life Sciences Tools & Services	—	—	12,599,377	12,599,377
Software	—	—	489,619	489,619
Total Preferred Stocks	—	—	22,744,790	22,744,790
Call Options Purchased	—	2,796,751	—	2,796,751
Short-Term Investments
Investment Company	107,771,212	—	—	107,771,212
Repurchase Agreements	—	6,996,978	—	6,996,978
Total Short-Term Investments	107,771,212	6,996,978	—	114,768,190
Total Assets	$2,316,705,476	$12,219,532	$26,710,874	$2,355,635,882

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stocks
Beginning Balance	$3,870,089	$22,014,195
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	(2,425,803)
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	95,995	3,156,398
Realized gains (losses)	—	—
Ending Balance	$3,966,084	$22,744,790

Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2019	$95,995	$4,122,700

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of August 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance:

	Fair Value at August 31, 2019	Valuation Technique	Unobservable Input	Amount or Range/Weighted Average*	Impact to Valuation from an Increase in Input**

Common Stock	$3,966,084	Market Transaction Method	Precedent Transaction	$378.16	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.0%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	0.8x	Increase
			Discount for Lack of Marketability	10.0%	Decrease

Preferred Stocks	$22,744,790	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	13.5%-19.5% / 15.8%	Decrease
			Perpetual Growth Rate	3.0%-4.0% / 3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.8x-12.4x / 4.9x	Increase
			Discount for Lack of Marketability	10.0%-20.0% / 11.5%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.2x-22.4x / 6.2x	Increase

*            Amount is indicative of the weighted average.

** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.